Exhibit 10.31H


                                RESOLUTIONS OF
                          THE BOARD OF DIRECTORS OF
                          PLAYBOY ENTERPRISES, INC.

                              November 29, 2006

            WHEREAS, the Board of Directors of the Company (the "Board") has determined to amend the Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan, as amended (the "Employee Stock Plan"), the Amended and Restated 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc., as amended (the "Director Stock Plan") and the Playboy Enterprises, Inc. Employee Stock Purchase Plan, as amended (the "ESPP") in order to (i) permit the grant of awards under the Employee Stock Plan for a period ending ten years from the date of stockholder approval of such amendment and to increase by 2,200,000 the number of shares of the Company's Class B common stock, par value $0.01 per share (the "Class B Common Stock"), that may be issued pursuant to awards granted under or funded through the Employee Stock Plan, (ii) permit the grant of awards under the Director Stock Plan for a period ending ten years from the date of stockholder approval of such amendment and to increase by 200,000 the number of shares of Class B Common Stock that may be issued pursuant to awards granted under or funded through the Director Stock Plan and (iii) increase by 90,000 the numbers of shares of Class B Common Stock that may be purchased under the ESPP. (The Employee Stock Plan, Director Stock Plan and ESPP are hereinafter collectively referred to as the "Stock Plans.")

            WHEREAS, the Board has determined that is advisable and in the best interest of the Company to reserve an additional 10,000 shares of Class B Common Stock for issuance to employees pursuant to the Company's Service Award Program.

NOW, THEREFORE, IT IS HEREBY:

            RESOLVED, that the form, terms and provisions of the amendment to the Employee Stock Plan attached hereto as Exhibit A (the "Employee Stock Plan Amendment") are hereby approved and adopted in all respects; and

            IT IS FURTHER RESOLVED, that the form, terms and provisions of the amendment to the Director Stock Plan attached hereto as Exhibit B (the "Director Stock Plan Amendment") are hereby approved and adopted in all respects; and

            IT IS FURTHER RESOLVED, that the form, terms and provisions of the amendment to the ESPP attached hereto as Exhibit C (the "Employee Stock Plan Amendment" and together with the Employee Stock Plan Amendment and the Director Stock Plan Amendment, the "Stock Plan Amendments") are hereby approved and adopted in all respects; and

            IT IS FURTHER RESOLVED, that an additional 2,490,000 shares of Class B Common Stock are hereby set aside and reserved for issuance pursuant to the awards granted under or funded through the Stock Plans, subject to adjustment as may be required in accordance


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with the terms of the Stock Plans,  and an  additional  10,000 shares of Class B
Common Stock are hereby reserved for issuance to employees pursuant to the Service Award Program; and

            IT IS FURTHER RESOLVED, that upon the issuance and sale of shares of Class B Common Stock pursuant to and in accordance with awards granted under or funded through the Stock Plans or Service Award Program, such shares will be duly and validly issued, fully paid and non-assessable; and

            IT IS FURTHER RESOLVED, that (i) the Stock Plans, as amended, be and hereby are, recommended to the stockholders of the Company, (ii) the Stock Plans, as amended, be submitted to such stockholders for the their approval and
(iii) the approval sought pursuant to clause (ii) above be sought and obtained in a manner (including, at the discretion of the appropriate officers of the Company, by the written consent of the majority stockholder of the Company) which complies with the shareholder approval requirements of the New York Stock Exchange and Sections 162(m), 422 and 423 of the Internal Revenue Code of 1986, as amended; and

            IT IS FURTHER RESOLVED, that the officers of the Company, and each of them, be authorized and directed to execute these resolutions and are authorized and directed to execute such other documents and to take all such further actions as they, or any of them, determines to be necessary, desirable or appropriate to accomplish the purpose of the foregoing resolutions; and

            IT IS FURTHER RESOLVED, that any actions taken by any officer or director prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed and approved as the acts and deeds of the Company.


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

                                                                       EXHIBIT A

                                Amendment to the
   Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive
                                      Plan

      1. The Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan (the "Plan") is amended to increase by 2,200,000 the number of shares of the Company's Class B common stock, par value $0.01 per share (the "Class B Common Stock"), that may be issued pursuant to awards granted under or funded through the Plan by deleting the existing last sentence of Section 2.1(a) thereof in its entirety and replacing such sentence with a new sentence that reads as follows:

           "The aggregate number of shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 7,703,000 shares of Common Stock."

      2. The Plan is amended to permit the grant of awards under the Plan for a period ending ten years from the date of stockholder approval of the Plan as amended by this amendment.


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                                                                       EXHIBIT B

                                Amendment to the
       Amended and Restated 1997 Equity Plan for Non-Employee Directors of
                            Playboy Enterprises, Inc.

      1. The Amended and Restated 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. (the "Plan") is amended to increase by 200,000 the number of shares of the Company's Class B common stock, par value $0.01 per share (the "Class B Common Stock"), that may be issued pursuant to awards granted under or funded through the Plan by deleting the first sentence of
Section 3 thereof in its entirety and replacing such sentence with a new sentence that reads as follows:

           "Subject to adjustment as provided in Section 9 of this Plan, the number of shares of Common Stock issued or transferred, plus the number of shares of Common Stock covered by outstanding Awards and not forfeited under this Plan, shall not in the aggregate exceed 600,000 shares, which may be shares of original issuance or shares held in treasury or a combination thereof."

      3. The Plan is amended to permit the grant of awards under the Plan for a period ending ten years from the date of stockholder approval of the Plan as amended by this amendment.


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                                                                       EXHIBIT C

                                Amendment to the
             Playboy Enterprises, Inc. Employee Stock Purchase Plan

      The Playboy Enterprises, Inc. Employee Stock Purchase Plan (the "Plan") is amended to increase by 90,000 the number of shares of the Company's Class B common stock, par value $0.01 per share (the "Class B Common Stock"), that may be purchased under the Plan by deleting the second sentence of Section 5 thereof in its entirety and replacing such sentence with a new sentence that reads as follows:

           "Subject to the provisions of Section 6(h), the aggregate number of shares which may be purchased under the Plan shall not exceed 230,000 shares of Class B Common Stock."


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